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                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                      NATIONAL SECURITY VARIABLE ACCOUNT L

                             SECURITY ADVANTAGE VUL

                          SUPPLEMENT DATED MAY 5, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

Please note the following changes to the Security Advantage VUL prospectus dated May 1, 2003.

On page 9 of the prospectus, in the "Transaction Fees" chart, under "Distribution Charge", the amount deducted should read as follows: 4.9% of premiums for the first 10 policy years. In policy years 11 and later, this charge is reduced to 3.9%.

On page 10 of the prospectus, in the "Periodic Charges Other Than Portfolio Operating Expenses" chart, the cost of insurance for the representative customer is an annual charge of $2,476.00, deducted monthly.

On page 17 of the prospectus under the heading "Premium Expense Charge", the prospectus should indicate that the "Distribution Charge" is 4.9% of premiums paid in the first 10 years reducing to 3.9% in years 11 and later.

Additionally, under "State Premium Tax", it should be disclosed that in the event National Security Life and Annuity Company is assessed state and local taxes (in addition to premium taxes), National Security Life and Annuity Company reserves the right to also charge the policyholder for such taxes. At present, these taxes are not significant.

On page 19 of the prospectus under the heading "Service Charges" and on page 20 of the prospectus under the heading "Transfers", no charge is assessed on the first twelve transfer made in any policy year.

On page 25 of the prospectus, under the heading "Net Investment Factor", the second sentence under subsection (c) should indicate that the 0.75% charge for mortality and expense risks is reduced in policy years 11 and later. The resulting charge may vary slightly, but will be an annualized rate of approximately 0.20%.

On page 27 of the prospectus, under the heading "Plan B - Variable Benefit", the values disclosed in the parentheses should be shown as added together and the word "(LOGO)" in that paragraph replaced with a multiplication sign.

On page 29 of the prospectus, under the headings "Decreases" and "Surrenders and Partial Surrenders", the minimum stated amount of the policy is $100,000, not $50,000.

In the Statement of Additional Information, under "Optional Insurance Benefits", the Accelerated Death Benefit (also called the Lifetime Advantage Rider) is not available in New York.